As of March 31, 2010

Emerging Vision, Inc.
520 Eighth Avenue, 23rd Floor
New York, New York  10018

Attn:  Glenn Spina, President & Chief Executive Officer

Re:	M&T Bank with Emerging Vision, Inc. (the "Borrower") Limited Waiver and Amendment to Revolving Line of Credit made available by M&T Bank to the Borrower (the "Line of Credit” or the “Loan")

Dear Mr. Spina:

Manufacturers and Traders Trust Company (the "Bank") agreed to make available to the Borrower the Line of Credit pursuant to which the Borrower and the Bank entered into that certain Revolving Line of Credit Note and Credit Agreement dated as of August 7, 2007 (the “Note”) as same was amended by certain Waiver and Amendment Letters prior hereto (collectively, the "Amendment").

You have requested that, in conjunction with the modification of the Note being done contemporaneously herewith, to be evidenced, among other documents, by a restated note (the “Restated Note”), the Bank waive (i) the Financial Reporting requirement under Paragraph (a) of the “FINANCIAL STATEMENTS” Section of the Note,  which states  that the Borrower shall deliver to the Bank (a) Annual audited signed Financial Statements of the Borrower prepared by a Certified Public Accountant (“CPA”) acceptable to the Bank within ninety (90) days after the end of each fiscal year, for fiscal year ended 12/31/09 only; and (ii) the Financial Covenant requirements under Paragraph (h) of the “AFFIRMATIVE COVENANTS” Section of the Note for the 4th quarter of 2009 and replace them with the new Financial Covenants set forth in the Restated Note.

The Bank has agreed to the above request SUBJECT TO THE FOLLOWING CONDITIONS PRECEDENT.

CONDITIONS TO EFFECTIVENESS OF WAIVER.  The effectiveness of this Limited Waiver and Amendment shall be subject to the satisfaction of the following conditions precedent:

(a)           Reduction of Outstanding Principal Payment.  The Borrower shall have paid a principal payment in the amount of Two Hundred Thousand and 00/100 Dollars ($200,000.00) to the Lender to reduce the outstanding balance under Borrower’s line of credit;

(b)           Payment of Extension Fee.  The Borrower shall have paid an Extension Fee in the amount of Thirty Five Thousand and 00/100 Dollars ($35,000.00) to the Lender in consideration of Lender’s agreement to granting this Limited Waiver and the Restated Note;

(c)           Payment of Attorneys Costs.  The Borrower shall have paid Attorney Costs of the Lender in connection with the preparation and negotiation of this Limited Waiver and all Loan Documents in connection with the extension and modification of Borrower’s Loans;

(d)           Executed Loan Documents.  Receipt by the Lender of all duly executed Loan Documents in connection with the extension and modification of Borrower’s Loans, which Loan Documents provide for the conversion of Borrower’s Line of Credit to a Non-Revolving Line of Credit in the amount of $4,251,921.13 and a Term Loan in the amount of $1,000,000, with no further advances available and payable as set forth therein, each having a maturity date of April 30, 2011;

(e)           Representations and Warranties.  The representations and warranties set forth in the Loan Documents shall be true and correct as of the date hereof; and

(f)           Annual Financial Statements.  Borrower agrees to deliver to the Bank the Annual audited signed Financial Statements of the Borrower for fiscal year ended 12/31/09 prepared by a Certified Public Accountant (“CPA”) acceptable to the Bank and its annual 10 K by April 30, 2010.

LIMITED WAIVER:

Providing the above conditions precedent are fully satisfied, the Bank hereby agrees to waive (i) the requirements of Paragraph (h) of the “AFFIRMATIVE COVENANTS” Section of the Note, which sets forth the Financial Covenants requirements under the terms of the Loan, for the quarter  ended 12/31/09 only, and (ii) the requirements of Paragraph (a) of the “FINANCIAL STATEMENTS” Section of the Note for fiscal year ended 12/31/09 only, provided, however, Borrower must deliver the Annual audited signed Financial Statements of the Borrower prepared by a Certified Public Accountant (“CPA”) acceptable to the Bank and its annual 10 K within one hundred twenty  (120) days after the end of fiscal year ended 12/31/09 (April 30, 2010).

AMENDMENT:

Pursuant to your request, providing the above conditions precedent are fully satisfied, the Bank agrees to modify the Paragraph (h) Financial Covenants requirements to hereafter read as set forth in the Restated Note.

All other terms, conditions, definitions and provisions of the Note remain unchanged and in full force and effect.

Please be aware that this Limited Waiver and Amendment pertains only to the matters and fiscal periods specifically set forth herein and it pertains only to the specific terms of the Note set forth herein.  All other terms,  conditions, definitions and provisions of the Note not specifically and expressly amended hereby and all terms, conditions, definitions and provisions of all other loan documents executed and delivered in connection with the Loan remain in full force and effect during the term of this waiver and thereafter.

(Signature pages follow)

MANUFACTURERS AND TRADERS TRUST COMPANY, a New York banking institution

By:          /s/ Tamra Postiglione
Name:  Tamra Postiglione
Title:     Vice President

ACKNOWLEDGED AND AGREED TO BY:
“BORROWER”

EMERGING VISION, INC.

By:           /s/ Glenn Spina
Glenn Spina, President & Chief Executive Officer

AGREED, CONSENTED TO AND RATIFIED BY:
"GUARANTORS"

OG ACQUISITION, INC.

By:           /s/ Glenn Spina
Glenn Spina, Chief Executive Officer

COMBINE BUYING GROUP, INC.

By:           /s/ Glenn Spina
Glenn Spina, Chief Executive Officer

1725758 ONTARIO INC. D/B/A THE OPTICAL GROUP

By:           /s/ Glenn Spina
Glenn Spina, Chief Executive Officer

VISIONCARE OF CALIFORNIA D/B/A STERLING VISIONCARE

By:           /s/ Glenn Spina
Glenn Spina, Chief Executive Officer

EMERGING BUSINESS BROKERAGE, INC.

By:           /s/ Glenn Spina
Name:  Glenn Spina, Its President & Chief Executive Officer

EMERGING VISION KING OF PRUSSIA, INC.

By:           /s/ Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

EMERGING VISION USA, INC.

By:           /s/ Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

EV ACQUISITION, INC.

By:           /s/ Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

EV CONTACTS, INC.

By:           /s/ Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

INSIGHT IPA OF NEW YORK, INC.

By:           /s/ Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

OPTI-CAPITAL, INC.

By:           /s/ Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

SINGER SPECS OF WESTMORELAND, INC.

By:           /s/ Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

SINGER SPECS, INC.

By:           /s/ Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING OPTICAL OF BAYSHORE, INC.

By:           /s/ Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING OPTICAL OF CHAUTAUQUA, INC.

By:           /s/ Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING OPTICAL OF COLLEGE POINT, INC.

By:           /s/ Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING OPTICAL OF COMMACK, INC.

By:           /s/ Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING OPTICAL OF CP, INC.

By:           /s/ Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING OPTICAL OF CROSSGATES MALL, INC.

By:           /s/ Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING OPTICAL OF GRAND FORKS, INC.

By:           /s/ Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING OPTICAL OF HUNTINGTON, INC.

By:           /s/ Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING OPTICAL OF IVERSON, INC.

By:           /s/ Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING OPTICAL OF JEFFERSON VALLEY, INC.

By:           /s/ Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING OPTICAL OF LAVALE, INC.

By:           /s/ Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING OPTICAL OF NEWBURGH, INC.

By:           /s/ Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING OPTICAL OF ROCKAWAY, INC.

By:           /s/ Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING OPTICAL OF WARMINSTER, INC.

By:           /s/ Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING OPTICAL OF WAYNE, INC.

By:           /s/ Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING OPTICAL OF WEST HEMPSTEAD, INC.

By:           /s/ Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING OPTICAL OF WESTMORELAND, INC.

By:           /s/ Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING OPTICAL OF W.P ROAD, INC.

By:           /s/ Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING U.S.A, INC.

By:           /s/ Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING VISION BOS, INC.

By:           /s/ Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING VISION DKM, INC.

By:           /s/ Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING VISION OF 794 LEXINGTON, INC.

By:           /s/ Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING VISION OF AVIATION MALL, INC.

By:           /s/ Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING VISION OF ANNAPOLIS, INC.

By:           /s/ Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING VISION OF ARNOT MALL, INC.

By:           /s/ Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING VISION OF BEAVER DAM, INC.

By:           /s/ Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING VISION OF BLASDELL, INC.

By:           /s/ Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING VISION OF BROOKFIELD SQUARE, INC.

By:           /s/ Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING VISION OF CALIFORNIA, INC.

By:           /s/ Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING VISION OF CAMBRIDGE SQUARE, INC.

By:           /s/ Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING VISION OF CAMP HILL, INC.

By:           /s/ Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING VISION OF CLIFTON PARK, INC.

By:           /s/ Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING VISION OF COLUMBIA MALL, INC.

By:           /s/ Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING VISION OF DELAFIELD, INC.

By:           /s/ Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING VISION OF DULLES, INC.

By:           /s/ Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING VISION OF EAST ROCKAWAY, INC.

By:           /s/ Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING VISION OF FAIR OAKS, INC.

By:           /s/ Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING VISION OF FULTON ST., INC.

By:           /s/ Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING VISION OF GREEN ACRES, INC.

By:           /s/ Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING VISION OF HAGERSTOWN, INC.

By:           /s/ Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING VISION OF HEMPSTEAD, INC.

By:           /s/ Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING VISION OF IRONDEQUOIT, INC.

By:           /s/ Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING VISION OF ISLANDIA, INC.

By:           /s/ Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING VISION OF JOHNSON CITY, INC.

By:           /s/ Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING VISION OF KENOSHA, INC.

By:           /s/ Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING VISION OF M STREET, INC.

By:           /s/ Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING VISION OF MENLO PARK, INC.

By:           /s/ Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING VISION OF MONTGOMERY MALL, INC.

By:           /s/ Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING VISION OF MYRTLE AVE., INC.

By:           /s/ Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING VISION OF NANUET, INC.

By:           /s/ Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING VISION OF NEWPARK, INC.

By:           /s/ Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING VISION OF OLEAN, INC.

By:           /s/ Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING VISION OF ONTARIO MILLS, INC.

By:           /s/ Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING VISION OF OWINGS MILLS, INC.

By:           /s/ Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING VISION OF PARAMUS PARK, INC.

By:           /s/ Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING VISION OF POTOMAC MILLS, INC.

By:           /s/ Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING VISION OF SOUTH TOWN PLAZA, INC.

By:           /s/ Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING VISION OF SPOTSYLVANIA, INC.

By:           /s/ Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING VISION OF STATEN ISLAND, INC.

By:           /s/ Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING VISION OF WESTMINSTER, INC.

By:           /s/ Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

VISIONCARE OF CALIFORNIA

By:           /s/ Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

VISION OPTICAL CO.

By:           /s/ Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer